                                  [FLAG LOGO]


Real Estate Securities
Fund, Inc.
(Class A and Class B Shares)


Prospectus
May 1, 2000 as supplemented
through October 13, 2000


The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                  [FLAG LOGO]


This mutual fund (the "Fund") seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares (the "Class A Shares") and Flag Investors Class B Shares (the "Class B Shares") of the Fund. These separate classes give you a choice of sales charges and fund expenses. (Refer to the section on sales charges.)

TABLE OF CONTENTS

Investment Summary .........................................    1
Fees and Expenses of the Fund ..............................    2
Investment Program .........................................    3
The Fund's Net Asset Value .................................    4
How to Buy Shares ..........................................    4
How to Redeem Shares .......................................    5
Telephone Transactions .....................................    6
Sales Charges ..............................................    6
How to Choose the Class
   That Is Right for You ...................................    8
Dividends and Taxes ........................................    9
Investment Advisor and Sub-Advisor .........................    9
Financial Highlights .......................................   11



Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

Objectives and Strategies

      The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. These common stocks include stocks of real estate operating companies and real estate investment trusts ("REITs"). Real estate investing may produce capital appreciation and income - the two components of total return. In selecting investments for the Fund, the investment advisor and sub-advisor (the "Advisors") use a combination of industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the Advisors believe have strong management, successful track records, good prospects for future growth, and financial flexibility. The Advisors attempt to purchase securities at attractive relative valuations. The resulting portfolio is diversified by sector and region. The Fund's investment portfolio will consist mainly of "core holdings," but may also include "special situations." Core holdings are investments in companies that rank high on all or most of the Advisors' selection criteria and are attractively priced. Special situations are companies that the Advisors believe offer above-average total return potential, but may not satisfy all of the investment criteria of a core holding.

Risk Profile

      The Fund may be suited for you if you are willing to accept the risks and uncertainties of the real estate market in the hope of earning total return while diversifying your investment portfolio.
      The value of an investment in the Fund will vary from day to day based on changes in the prices of the


                                Class A Shares*
                          For years ended December 31,


                  1996        1997         1998         1999
                 ------      ------      --------      -------
                 32.70%      22.01%      (21.15)%      (2.85)%


securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

      Real Estate and REIT Risks. Investing in the securities of real estate-related companies involves many of the risks of investing directly in real estate. These risks include declining real estate values, changing economic conditions and increasing interest rates. In addition, the Fund's investments in REITs entail special risks. REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

      Style Risk. As with any investment style, the method used by the Advisors in selecting the Fund's "core holdings" may underperform another investment style. In addition, the Fund's investment in "special situations" may cause the Fund to experience additional price volatility.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

      The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The different levels of performance over time provide an indication of the risks of investing in the Fund. The chart and table provide an historical record and do not necessarily indicate how the Fund will perform in the future.

-----------
* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1999 through March 31, 2000, the year-to-date return for Class A Shares was 3.32%.

     During the four-year period shown in the bar chart, the highest return for a quarter was 17.77% (quarter ended 12/31/96) and the lowest return for a quarter was (16.25)% (quarter ended 9/30/98).

Average Annual Total Return (for periods ended December 31, 1999)




                                                                                           Wilshire
                                                                                          Real Estate
                                Class A Shares(1)             Class B Shares(1)       Securities Index(2)
                            --------------------------   --------------------------   ------------------
Past One Year ...........            (8.19)%                      (8.33)%                  (10.26)%
Since Inception .........             6.81%(1/3/95)                7.03%(1/3/95)             1.55%(3)

-----------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the current maximum sales charges, which increased on January 18, 2000.
(2) The Wilshire Real Estate Securities Index is an unmanaged market capitalization weighted index of publicly traded real estate securities, such as REITs, Real Estate Operating Companies (REOCs) and partnerships. The Index comprises companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) For the period from 12/31/94 through 12/31/99.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                      Class A           Class B
                                                                                       Shares            Shares
                                                                                    Initial Sales       Deferred
                                                                                       Charge         Sales Charge
                                                                                     Alternative       Alternative
                                                                                   ---------------   ---------------
Shareholder Fees:
 (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price) ...........................................        5.50%(1)          None
Maximum Deferred Sales Charge (Load) (as a percentage
 of original purchase price or redemption proceeds, whichever is lower) ........        1.00%(1)          5.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ....................        None              None
Redemption Fee .................................................................        None              None
Exchange Fee ...................................................................        None              None

Annual Fund Operating Expenses:
  (expenses that are deducted from Fund assets)

Management Fees ................................................................        0.65%             0.65%
Distribution and/or Service (12b-1) Fees .......................................        0.25%             0.75%
Other Expenses (including a 0.25% shareholder servicing fee for Class B Shares).        0.96%             1.21%
                                                                                     --------         ---------
Total Annual Fund Operating Expenses ...........................................        1.86%             2.61%
Less Fee Waivers ...............................................................       (0.61)%(3)        (0.61)%(3)
                                                                                     --------         ---------
Net Expenses ...................................................................        1.25%             2.00%
                                                                                     ========         =========

-----------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares but, unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")
(2) Contingent deferred sales charges decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")
(3) The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.25% of the Class A Shares' average daily net assets and 2.00% of the Class B Shares' average daily net assets. This agreement will continue until at least April 30, 2001 and may be extended.

Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                              1 year     3 years     5 years     10 years
                             --------   ---------   ---------   ---------
Class A Shares(1) ..........   $670       $1,049      $1,456      $2,616
Class B Shares(1) ..........   $703       $1,057      $1,545      $2,694

     You would pay the following expenses if you did not redeem your shares:



                              1 year     3 years     5 years     10 years
                             --------   ---------   ---------   ---------
Class A Shares(1) ..........   $670       $1,049      $1,456      $2,616
Class B Shares(1) ..........   $203       $  757      $1,345      $2,694

------------------------
(1) Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year one only.


     Federal regulations require that the Example reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies and
Risk Considerations

      The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. These common stocks include stocks of real estate operating companies and REITs.

      The Advisors are responsible for managing the Fund's investments. (Refer to the section on Investment Advisor and Sub-Advisor.) In selecting the Fund's investments, the Advisors use a selection process that combines industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the Advisors believe have strong management, successful track records, good prospects for future growth, and financial flexibility. Then, using their own model, the Advisors measure a variety of factors to find companies that are attractively priced. These factors include a company's expected return, intrinsic value, and measures of its potential for growth versus the value of its securities. The resulting portfolio is diversified by sector and region.

      The Advisors divide the portfolio's holdings into two groups: core holdings and special situations. Core holdings comprise the bulk of the portfolio and are defined as companies that satisfy or rank high on all or most of the Advisors' selection criteria and are attractively priced. Special situations are companies that the Advisors believe offer above-average total return potential, but may not satisfy all of the investment criteria of a core holding. They are usually added to the portfolio in anticipation of a specific event or revaluation, and are typically sold when specific goals are realized.

      The Fund will invest in the common stocks of REITs. REITs are companies that manage a portfolio of real estate investments. These investments may be either equity or debt investments. Equity REITs are companies that directly own real estate and realize income primarily from renting properties and selling them for capital gains. Mortgage REITs specialize in lending money to building developers. They realize income by earning interest income on these loans. Hybrid REITs have a mix of both types of investments.

      An investment in the Fund involves risks. Over time common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. In addition, common stocks of companies principally engaged in the real estate industry have many of the same risks of directly investing in real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding, increased competition and increases in interest rates resulting in increased financing costs. The Fund's investments in REITs are subject to special risks. Equity REITs may be affected by changes in the value of the underlying property they own. Mortgage REITs may be affected by the quality of the credit they extend. Hybrid REITs are affected by both types of risk. REITs depend on specialized management skills, may invest in a limited number of properties, and may concentrate in a particular region or property type. REITs must also satisfy specific Internal Revenue Code provisions before they are qualified to pass income through to shareholders without paying taxes. When the Fund invests in REITs, shareholders will bear a share of the operating expenses of the REIT in addition to similar expenses of the Fund.

      As with any investment style, the method used by the Advisors in selecting the Fund's core holdings may underperform another investment style. In addition, the Fund's investment in special situations may cause the Fund to experience additional price volatility.

      There can be no guarantee that the Fund will achieve its goals.

      To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in short-term money market instruments, investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem either class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

      The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. Eastern Time, it could be earlier on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share of a class is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

      In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

      You may buy either class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

      You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

      o If you are investing in an IRA account, your initial investment may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. Your subsequent investments may be as low as $100 if you participate in the monthly plan or $250 if you participate in the quarterly plan. Refer to the section on the Fund's Automatic Investing Plan for details.

      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in either class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

      Systematic Purchase Plan. You may also purchase either class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      You may redeem either class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. All owners of the shares must sign the letter exactly as their names appear on the account.

2) A guarantee of your signature if you are redeeming more than $50,000. You can obtain a signature guarantee from most banks or securities dealers.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

      If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile. If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES
--------------------------------------------------------------------------------

Purchase Price

      The price you pay to buy shares is the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price is based on the following schedule:



                                        Class A
                                     Sales Charge
                                        as % of
                               -------------------------
                                Offering     Net Amount       Class B
Amount of Purchase                Price       Invested      Sales Charge
----------------------------   ----------   ------------   -------------
Less than $50,000...........      5.50%        5.82%           None
$50,000  - $99,999..........      4.50%        4.71%           None
$100,000 - $249,999.........      3.50%        3.63%           None
$250,000 - $499,999.........      2.50%        2.56%           None
$500,000 - $999,999.........      2.00%        2.04%           None
$1,000,000 and over.........      None         None            None

      Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

      The sales charge you pay on your current purchase of Class A Shares may be reduced under the following circumstances:

      Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. Each time you make a purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a broker-dealer authorized to sell shares of the Fund.

4) If you are buying shares in any of the following types of accounts:

    (i)   A qualified retirement plan;

    (ii) A Flag Investors fund payroll savings plan program;

    (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

Purchases by Exchange

      You may exchange Class A or B shares of any other Flag Investors fund for an equal dollar amount of Class A or B Shares of the Fund, respectively, without payment of the sales charges described previously or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund unless you acquired those shares through a prior exchange from shares of another Flag Investors fund. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

      You will pay a sales charge when you redeem Class A Shares within 24 months of purchase only if your shares were purchased at net asset value because they were part of an investment of $1 million or more. The amount of any sales charge deducted from your redemption price will be determined according to the following schedule:

                                  Sales Charge as a Percentage
                                      of the Dollar Amount
                                       Subject to Charge
                         ----------------------------------------------
                          Class A Sales Charge     Class B Sales Charge
                                (as % of                 (as % of
Years Since Purchase         Cost or Value)           Cost or Value)
----------------------   ----------------------   ---------------------
First ................           1.00%                    5.00%
Second ...............           0.50%                    4.00%
Third ................           None                     3.00%
Fourth ...............           None                     3.00%
Fifth ................           None                     2.00%
Sixth ................           None                     1.00%
Seventh and
  Thereafter .........           None                     None

      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

     Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Flag Investors fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

     (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

     (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

      Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.


HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
--------------------------------------------------------------------------------

      Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

      If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

      If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

      Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

Distribution Plans

      The Fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends and to distribute net capital gains on an annual basis.

Taxes

      The following summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its net income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Each sale or exchange of the Fund's shares is generally a taxable event. The Fund will tell you annually how to treat dividends and distributions.

      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Fund's investment advisor and LaSalle Investment Management (Securities), L.P. (formerly, ABKB/LaSalle Securities Limited Partnership) ("LaSalle" or the "Sub-Advisor") is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $14 billion of net assets as of March 31, 2000. LaSalle is a registered investment advisor which, at March 31, 2000, advised mutual funds with approximately $45 million in net assets.

      ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of LaSalle. LaSalle is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for the negotiation of commission rates.

      As compensation for its services for the fiscal year ended December 31, 1999, ICCC received from the Fund a fee equal to 0.04% (net of fee waivers) of the Fund's average daily net assets. ICCC compensates LaSalle out of its advisory fee. ICCC has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 1.25% of the Class A Shares' average daily net assets and 2.00% of the Class B Shares' average daily net assets. This agreement will continue until at least April 30, 2001 and may be extended.

      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank, A.G. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

Portfolio Managers

      William K. Morrill, Jr., the Fund's President, and Keith R. Pauley, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets since its inception. James A. Ulmer III, a Vice President of the Fund, has shared primary responsibility for managing the Fund's assets since September 1998.

      Mr. Morrill, Managing Director and Chief Executive Officer of LaSalle, has 20 years of investment experience and has been a portfolio manager with LaSalle or its predecessors since 1986.

      Mr. Pauley, Managing Director of LaSalle, has over 14 years of investment experience and has been a portfolio manager with LaSalle or its predecessors since 1986.

      Mr. Ulmer, a Principal of LaSalle, has over 30 years of experience in real estate and REIT investment, development and investment banking. Prior to joining LaSalle in April of 1997, he was a portfolio analyst and strategist for AIRES Real Estate Services from 1993 to 1997. Prior to 1993, he was President of the Parkway Companies, owners and developers of office and industrial properties, and a bank and real estate securities analyst for T. Rowe Price Associates.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                                  For the Period
                                                                                                     January 3,
                                                             Class A Shares                            1995(1)
                                      ---------------------------------------------------------       Through
                                                   For the Year Ended December 31,                  December 31,
                                      ---------------------------------------------------------   ---------------
                                          1999           1998           1997           1996             1995
                                      ------------   ------------   ------------   ------------   ---------------
Per Share Operating
 Performance:
 Net asset value at
   beginning of period ............     $  11.64       $  15.78      $  13.89       $  11.20        $  10.00
                                        --------       --------      --------       --------        --------
Income from Investment
 Operations:
 Net investment income ............         0.53           0.58          0.52           0.61            0.56
 Net realized and
   unrealized gain/(loss)
   on investments .................        (0.85)         (3.79)         2.44           2.90            1.21
                                        --------       --------      --------       --------        --------
 Total from Investment
   Operations .....................        (0.32)         (3.21)         2.96           3.51            1.77
                                        --------       --------      --------       --------        --------
Less Distributions:
 Distributions from net
   investment income ..............        (0.44)         (0.46)        (0.60)         (0.58)          (0.49)
 Distributions from net
   realized capital gains .........        (0.14)         (0.43)        (0.47)         (0.22)          (0.05)
 Return of capital ................           --          (0.04)           --          (0.02)          (0.03)
                                        --------       --------      --------       --------        --------
 Total distributions ..............        (0.58)         (0.93)        (1.07)         (0.82)          (0.57)
                                        --------       --------      --------       --------        --------
 Net asset value at end of
   period .........................     $  10.74       $  11.64      $  15.78       $  13.89        $  11.20
                                        ========       ========      ========       ========        ========
Total Return(2) ...................        (2.85)%       (20.82)%       22.01%         32.70%          18.19%
Ratios to Average Daily
 Net Assets:
 Expenses Before
   Waivers ........................         1.86%          1.55%         1.58%          2.28%           3.25%(3)
 Expenses After Waivers ...........         1.25%          1.25%         1.25%          1.25%           1.25%(3,4)
 Net investment income ............         4.67%          4.28%         3.87%          5.29%           6.09%(3,4)
Supplemental Data:
 Net assets at end of
   period (000) ...................     $ 20,449       $ 33,239      $ 41,773       $ 19,816         $ 7,171
 Portfolio turnover rate ..........            7%            24%           35%            23%             28%


-----------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.
(4) Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.19% and the ratio of net investment income to average net assets was 5.95%.

(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                                  For the Period
                                                                                                     January 3,
                                                             Class B Shares                           1995(1)
                                      ---------------------------------------------------------       Through
                                                   For the Year Ended December 31,                  December 31,
                                      ---------------------------------------------------------   ---------------
                                          1999           1998           1997           1996             1995
                                      ------------   ------------   ------------   ------------   ---------------
Per Share Operating
 Performance:
 Net asset value at
   beginning of period ............     $  11.60       $  15.71      $  13.84       $  11.18        $  10.00
                                        --------       --------      --------       --------        --------
Income from Investment
 Operations:
 Net investment income ............         0.43           0.47          0.42           0.52            0.50
 Net realized and
   unrealized gain/(loss)
   on investments .................        (0.83)         (3.77)         2.42           2.89            1.20
                                        --------       --------      --------       --------        --------
 Total from Investment
   Operations .....................        (0.40)         (3.30)         2.84           3.41            1.70
                                        --------       --------      --------       --------        --------
Less Distributions:
 Distributions from net
   investment income ..............        (0.34)         (0.34)        (0.50)         (0.51)          (0.42)
 Distributions from net
   realized capital gains .........        (0.14)         (0.43)        (0.47)         (0.22)          (0.05)
 Return of capital ................           --          (0.04)           --          (0.02)          (0.05)
                                        --------       --------     ---------       --------        --------
 Total distributions ..............        (0.48)         (0.81)        (0.97)         (0.75)          (0.52)
                                        --------       --------     ---------       --------        --------
 Net asset value at end of
   period .........................     $  10.72       $  11.60      $  15.71       $  13.84        $  11.18
                                        ========       ========      =========      =========       ========
Total Return(2)                            (3.50)%       (21.39)%       21.11%         31.67%          17.40%
Ratios to Average Daily
 Net Assets:
 Expenses Before
   Waivers ........................         2.61%          2.30%         2.33%          3.03%           4.05%(3)
 Expenses After Waivers ...........         2.00%          2.00%         2.00%          2.00%           2.00%(3,4)
 Net investment income ............        3.89%%          3.48%         3.12%          4.46%           5.39%(3,4)
Supplemental Data:
Net assets at end of
 period (000) .....................     $  4,725       $  7,641      $  9,799       $  5,295         $ 3,016
Portfolio turnover rate ...........            7%            24%           35%            23%             28%

-----------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.
(4) Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.90% and the ratio of net investment income to average net assets was 5.25% for the Class B Shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Sub-Advisor
LASALLE INVESTMENT
MANAGEMENT (SECURITIES), L.P.
100 East Pratt Street
Baltimore, Maryland 21202

Distributor
ICC DISTRIBUTORS, INC.

Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-553-8080

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

                                  [FLAG LOGO]
















      Flag Investors o P.O. Box 515 o Baltimore, MD 21203 o (800) 767-FLAG
                             www.flaginvestors.com
--------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.


Investment Company Act File No. 811-8500                          REPRS (10/00)